Execution Version THIS ISSUANCE OF THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR AN EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN. BETTER CHOICE COMPANY INC. WARRANT This WARRANT (this “Warrant”) is entered into as of June 21, 2023, by and between Better Choice Company Inc., a Delaware corporation (the “Company”), and Alphia Inc., a Delaware corporation (the “Holder”). WHEREAS, the Company agreed to issue and sell, and the Holder agreed to purchase, a warrant entitling the Holder to the right to receive certain shares of Common Stock from the Company; and WHEREAS, the Company desires to provide for the form, terms and provisions of the warrant, including the terms upon which it shall be issued and exercised, and the respective rights, limitation of rights and immunities of the Company and the Holder; and WHEREAS, all acts and things have been done and performed which are necessary to make this Warrant, when executed on behalf of the Company, the legally valid and binding obligations of the Company, and to authorize the execution and delivery of this Warrant. NOW THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows: 1. TERMS AND EXERCISE OF WARRANTS 1.1 Warrant Shares; Exercise Price. (a) The Company hereby grants to the Holder a right to purchase 6,545,338.45 shares of Common Stock (the “Warrant Shares”), at a purchase price per share equal to the Exercise Price. (b) In the event that the Company consummates a private placement or public offering of capital stock or exercises outstanding warrants of the Company (other than this Warrant) (an “Additional Offering”) at any time prior to the six-month anniversary of the date of this Warrant, the number of Warrant Shares purchasable pursuant to the exercise of this Warrant shall be increased to such number of Warrant Shares equal to the greater of (i) 19.9% of the number of shares of Common Stock issued and outstanding immediately

2 following the consummation of such Additional Offering and (ii) an amount equal to (x) the number of Warrant Shares as of the date hereof, plus (y) 19.9% of the number of shares of Common Stock issued in such Additional Offering(s), calculated on a Fully-Diluted Basis. (c) If at any time the Company grants, issues or sells any Common Stock, options to purchase Common Stock, securities convertible into Common Stock or rights relating to Common Stock (the “Purchase Rights”) to any Person other than the Holder, at a price per share less than the then-current Exercise Price, then the then-current Exercise Price shall be proportionately reduced to match the price per share of the Purchase Rights. (d) If the Company at any time on or after the date hereof subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the date hereof combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased. Any adjustment under this Section 1.1(d) shall become effective at the close of business on the date the subdivision or combination becomes effective. If this Warrant is exercised after the record date for a subdivision or combination and prior to its effective date, the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares to account for such subdivision or combination. 1.2 Exercise. (a) At all times prior to the Expiration Date (as defined below), the Holder may (in its sole discretion) exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (the date on which this Warrant or any portion thereof is exercised, an “Exercise Date”). This Warrant, to the extent not exercised on or before the Expiration Date, shall become void, and all rights hereunder shall cease. (b) This Warrant may be exercised by (i) surrendering this Warrant (or, if lost or destroyed, a customary affidavit and indemnity in lieu thereof) to the Company at its then principal executive offices, together with an Exercise Notice in the form attached hereto as Exhibit A (each, an “Exercise Notice”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and (ii) payment to the Company of the Exercise Price per Warrant Share to be issued (the “Aggregate Exercise Price”). (c) The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder, nor shall any ink-original signature or medallion guarantee (or other type of guarantee or notarization) with respect to any Exercise Notice be required. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares.

3 1.3 Payment of the Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of Holder (in its sole discretion), as expressed in the Exercise Notice, by the following methods: (a) by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of the Aggregate Exercise Price; (b) by instructing the Company to issue Warrant Shares then issuable upon exercise of all or any part of this Warrant on a net basis such that, without payment of any cash consideration or other immediately available funds, the Holder shall surrender this Warrant in exchange for the number of Warrant Shares as is computed using the following formula: X = Y(A-B) A Where: X = the number of Warrant Shares to be issued to the Holder. Y = the total number of Warrant Shares for which the Holder has elected to exercise this Warrant pursuant to Section 1.1. A = the Fair Market Value of one Warrant Share as of the date on which this Warrant is exercised pursuant to Section 1.2. B = the Exercise Price in effect under the Warrant as of the date on which this Warrant is exercised pursuant to Section 1.2. or (c) any combination of the foregoing. In the event of any withholding of Warrant Shares pursuant to clause (b) or (c) where the number of shares of Common Stock whose value is equal to the Aggregate Exercise Price is not a whole number, the Company shall, at its election, either (x) pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or (y) round up to the next whole share. In the case of a dispute as to the determination of the Aggregate Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 14.6. 1.4 Reservation of Common Stock. At all times prior to the Expiration Date, the Company shall reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the

4 applicable Exercise Price. The Company shall take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided in this Warrant without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of any Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant. 1.5 Conditional Exercise. Notwithstanding any other provision of this Warrant, if an exercise of any portion of this Warrant is to be made in connection with a Change of Control, such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction. 1.6 Interim Distributions. If the Company at any time or from time to time after the date hereof declares, or approves the payments of, a dividend, distribution or other payment with respect to the Common Stock (an “Interim Distribution”), then the Company shall, substantially contemporaneous with the making of such Interim Distribution, pay to the Holder an amount equal to the product of (i) the Interim Distribution, multiplied by (ii) the Percentage (“Holder Distribution”); provided, that, notwithstanding the foregoing, the Company will not be required to pay the Holder Distribution with respect to any Interim Distribution payable in the form of equity securities of the Company; provided, further, that, notwithstanding the foregoing, to the extent that the Holder has purchased shares of Common Stock upon any prior exercise of this Warrant, the Percentage shall be proportionately reduced for purposes of this Section 1.6. 1.7 Warrant Rights. With respect to any rights or warrants (the “Rights”) that may be issued or distributed pursuant to any rights plan that the Company implements after the date of this Warrant (a “Rights Plan”), to the extent that such Rights Plan is in effect at an Exercise Date, the Holder will receive, with respect to the Common Stock issued upon such exercise, the Rights described therein (whether or not the Rights have separated from the Common Stock at the time of exercise), subject to the limitations set forth in and in accordance with the provisions of any such Rights Plan. 2. TERMINATION; SURRENDER. Other than the rights set forth in Section 1.8(b), which shall survive as specified therein, the rights of the Holder under this Warrant shall terminate upon the first to occur of (i) the Holder’s exercise in full of this Warrant or (ii) the fifth anniversary of the effective date of that certain First Lien Term Loan Credit Agreement, entered into as of the date hereof (the “Term Loan”) (such date on which this Warrant actually terminates, the “Expiration Date”). On the Expiration Date, the Holder shall surrender this Warrant to the Company or, if lost or destroyed, a customary affidavit and indemnity in lieu thereof. 3. TRANSFER OF WARRANTS. The Holder may transfer, assign or encumber all or any part of this Warrant, other than to a Competitor, without the prior written consent of the Company; provided, however, that such transfer shall be in compliance with the Securities Act (as defined below) or any state (or other jurisdiction) securities or “blue sky” laws applicable to the Company or this Warrant or pursuant to an exemption therefrom.

5 4. REPRESENTATIONS AND WARRANTIES 4.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder as follows: (a) Organization and Qualification. The Company is validly existing and in good standing under the laws of its jurisdiction of formation. (b) Authority; Enforceability. The Company has all requisite corporate power and authority to execute and deliver this Warrant and to perform its obligations hereunder and to consummate the transactions contemplated hereby, and all action required on the part of the Company for such execution, delivery and performance has been duly and validly taken. Assuming due execution and delivery by the Holder, this Warrant constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and by general equitable principles. (c) SEC Reports. The Company has filed with or furnished to the SEC all forms, reports, schedules, statements and other documents required to be filed with or furnished to the SEC by the Company since January 1, 2020 (all such documents, together with all exhibits and schedules to the foregoing materials and all information incorporated therein by reference, the “Company SEC Documents”). As of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Warrant, then on the date of such filing), the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act (as defined below) and the Sarbanes-Oxley Act of 2002, as the case may be, including, in each case, the applicable rules and regulations of the SEC promulgated thereunder, and none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. (d) Valid Issuance. The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and have been issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom. Except as disclosed in the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2023, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements to acquire from the Company any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and to the Company’s knowledge, there is no agreement or understanding between any Persons, that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company. (e) Valid Issuance of the Warrant Shares. The Warrant Shares, when issued, sold and delivered in accordance with the terms of this Warrant for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be

6 free of restrictions on transfer other than restrictions on transfer under the Securities Act and other applicable state and federal securities laws. (f) Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any governmental authority is required on the part of the Company in connection with the Company’s valid execution, delivery or performance of this Warrant, the offer, sale or issuance of the Warrant Shares by the Company, other than any notices or filings required to be filed with the SEC to register the Warrant Shares pursuant to the terms hereof or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor. (g) Compliance with Other Instruments. The Company is not in violation or default of any provision of the Certificate of Incorporation or its bylaws, nor are any of its subsidiaries in violation or default of any provision of its applicable organizational documents. Neither the Company nor any of its subsidiaries is in violation or default of any provision of any material mortgage, agreement, instrument or contract to which it is a party or by which it is bound. To the Company’s knowledge, neither the Company nor any of its subsidiaries is in violation of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to it other than any such violation that would not be material to the Company and its subsidiaries, taken as a whole. The execution, delivery and performance by the Company of this Warrant and the consummation of the transactions contemplated thereby will not, with or without the passage of time or giving of notice, result in any such material violation or default or result in the creation of any material lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company or any of its subsidiaries, their respective business or operations, or any of their respective assets or properties. (h) Offering. Subject to the accuracy and completeness of the Holder’s representations herein, the offer, sale and issuance of this Warrant as contemplated herein is exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. 4.2 Representations and Warranties of the Holder. The Holder represents and warrants to the Company, as of the date hereof, as follows:Organization and Qualification. The Holder is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. (b) Authority; Enforceability. The Holder has all requisite corporate power and authority to execute and deliver this Warrant and to perform its obligations hereunder and to consummate the transactions contemplated hereby, and all action required on the part of the Holder for such execution, delivery and performance has been duly and validly taken. Assuming due execution and delivery by the Company, this Warrant constitutes the legal, valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency,

7 moratorium and other similar laws affecting creditors’ rights generally and by general equitable principles. (c) Purchase for Own Account. This Warrant and the Warrant Shares to be acquired upon exercise of this Warrant by the Holder are being acquired for investment for the Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Securities Act. (d) Investment Experience. The Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. The Holder can bear the economic risk of its investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities. (e) Accredited Investor Status. The Holder is an “accredited investor” as defined in Rule 501(a) of the Securities Act. (f) The Securities Act. The Holder understands that this Warrant and the Warrant Shares issuable upon exercise hereof have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. The Holder understands that this Warrant and the Warrant Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state “blue sky” laws, or unless exemption from such registration and qualification are otherwise available. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act. 5. NO RIGHTS AS A STOCKHOLDER. Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise) or receive notice of meetings. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders. 6. NO IMPAIRMENT. The Company shall not, by amendment of its Certificate of Incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it under this

8 Warrant, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant. 7. REGISTRATION OF COMMON STOCK. The Company agrees to prepare and file, at its expense, as soon as practicable after the date hereof, but in any event prior to the earlier of (x) a Change of Control and (y) the first anniversary of the date hereof (subject to any restrictions thereon contained in any underwriting or placement agent agreement entered into by the Company), with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement or a prospectus supplement to an existing registration statement of the Company, for the registration, under the Securities Act of 1933, as amended (the “Securities Act”), of the resale of the shares of Common Stock issuable upon exercise of this Warrant. The Company shall use its best efforts to cause the same to become effective, if applicable, and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, with respect to the resale of such shares of Common Stock for so long as such shares remain Registrable Securities. In addition, the Company agrees to use its commercially reasonable efforts to register such securities under the blue sky laws of the states of residence of the Holder to the extent an exemption under the Securities Act is not available for the exercise of this Warrant. 8. RESERVED. 9. INFORMATION RIGHTS. Subject to the Company’s compliance with applicable law, the Company shall provide the Holder with prompt written notice of all of the following actions (which notice shall include in reasonable detail a description of such action and the reason therefor): (i) at least 30 days prior to any Change of Control, (ii) at least 15 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any options or convertible securities or rights to purchase stock, warrants, securities or other property, in each case to all holders of shares of Common Stock, (C) with respect to entitling or enabling stockholders of the Company to vote at a meeting (or by written consent) or (D) with respect to entitling or enabling stockholders of the Company to receive any right to subscribe for or purchase any shares of capital stock or any class or any other securities, or to receive any other security, (iii) at least 15 days prior to the voluntary dissolution, liquidation or winding up of the Company (or immediately upon the involuntary dissolution, liquidation or winding up of the Company) and (iv) at least 20 days prior to any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment; provided, in each case, that if the Company is then subject to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder. 10. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the respective meanings set forth below. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

9 “Certificate of Incorporation” means the Company’s Certificate of Incorporation, dated as of January 1, 2019, as amended, modified or supplemented from time to time in compliance with the terms thereof. “Change of Control” means any transaction or series of transactions pursuant to which (i) the Company, directly or indirectly, effects any merger or consolidation of the Company with or into another Person, (ii) the Company (and all of its subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination); provided, that a “Change of Control” shall not be deemed to have occurred with respect to (a) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, (b) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (c) a merger in connection with a bona fide acquisition by the Company of any Person in which (x) the gross consideration paid, directly or indirectly, by the Company in such acquisition is not greater than 20% of the Company’s market capitalization as calculated on the date of the consummation of such merger and (y) such merger does not contemplate a change to the identity of a majority of the board of directors of the Company. “Common Stock” means shares of common stock of the Company, par value $0.001 per share. “Competitor” means any Person that directly competes with the Company for all or any portion of its clientele or business; provided, that, for the purposes of this Warrant, the Holder’s affiliates shall not be deemed a Competitor. “Excluded Transaction” means any the issuance of any capital stock of the Company or any of its subsidiaries (i) pursuant to an equity incentive plan providing for issuance to employees, directors, consultants, sales representatives and/or advisors of the Company and its subsidiaries or otherwise issued in connection with any employment or other service arrangements of the

10 Company and its subsidiaries; (ii) in connection with the conversion or exchange of convertible securities issued and outstanding as of the date of this Warrant; (iii) in connection with the conversion or exchange of capital stock that are issued after the date hereof and that are convertible and exchangeable pursuant to their terms; or (iv) to any wholly-owned subsidiary of the Company. “Exercise Price” means $0.26, subject to adjustment as provided herein. “Fair Market Value” means, as of any particular date: (i) the volume weighted average price per share for such day on the NYSE American; (ii) if there have been no sales of the Common Stock on the NYSE American on any such day, the average of the highest bid and lowest asked prices for the Common Stock on the NYSE American at the end of such day; (iii) if on any such day the Common Stock is not listed on the NYSE American, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over 20 consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined jointly by the Board of Directors of the Company and the Holder. “Fully Diluted Basis” means, with respect to an Additional Offering, the total number of shares of Common Stock of the Company issued in such Additional Offering assuming the exercise, conversion or exchange of all other options or convertible securities or rights to purchase stock, warrants, securities or other property to the extent such options or convertible securities or rights to purchase stock, warrants, securities or other property are vested issued in such Additional Offering. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof. “Registrable Securities” means the Warrant Shares issued or issuable pursuant to this Warrant and any securities issued with respect to, or in exchange for or in replacement thereof upon any stock split, stock dividend, recapitalization, subdivision, merger or similar event; provided, however, that such securities shall no longer be deemed Registrable Securities upon such securities being eligible for resale pursuant to Rule 144 under the Securities Act of 1933, as amended, without volume or manner-of-sale restrictions pursuant to such Rule and without the requirement for the Company to be in compliance with the current public information requirement under such Rule, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the Holder. 11. TAXES. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of this Warrant

11 (or the Warrant Shares upon the exercise of this Warrant), all of which taxes and other governmental charges shall be paid by the Company. 12. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by an internationally recognized courier service, by email or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by notice given in accordance with this Section 12): If to the Company, at: Better Choice Company Inc. 12400 Race Track Road Tampa, Florida 33626 Attention: Kent Cunningham Email: kcunningham@bttrco.com with a copy (which shall not constitute notice) to: Meister Seelig & Fein PLLC 125 Park Avenue, 7th Floor New York, New York 10017 Attention: Louis Lombardo Email: LL@msf-law.com If to Holder, at: Alphia Inc. 322 Main Street Bern, Kansas 66408 Attention: David McLain Email: dmclain@alphia.com with a copy (which shall not constitute notice) to: Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, New York 10166 Attention: Saee Muzumdar; Christopher Lang Email: smuzumdar@gibsondunn.com; clang@gibsondunn.com 13. WAIVERS; AMENDMENTS. Any provision of this Warrant may be amended or waived only with the written consent of the Company and the Holder (and no amendment or waiver of this Warrant shall require the consent of any stockholder of the Company). Any amendment or waiver effected in compliance with this Section 13 shall be binding upon the Company and the Holder. In the event that there shall be multiple Holders, the Company shall give prompt notice to each Holder

12 of any amendment or waiver effected in compliance with this Section 13. No failure or delay of the Company or the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereon or the exercise of any other right or power. No notice or demand on the Company in any case shall entitle the Company to any other or future notice or demand in similar or other circumstances. The rights and remedies of the Company and the Holder hereunder are cumulative and not exclusive of any rights or remedies which it would otherwise have. 14. MISCELLANEOUS. 14.1 Successors and Assigns. All the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and permitted assigns. However, this Warrant and the rights hereunder are not assignable other than pursuant to the terms and conditions herein. 14.2 Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Furthermore, in lieu of any such invalid, illegal or unenforceable provision, there shall be added automatically as a part of this Warrant a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be legal, valid and enforceable, unless the requisite parties separately agree to a replacement provision that is valid, legal and enforceable. 14.3 Equitable Remedies. Without limiting the rights of the Company and the Holder to pursue all other legal rights available to such party (including equitable remedies) for the other parties’ failure to perform its obligations hereunder, the Company and the Holder each hereto acknowledge and agree that the remedy at law for any failure to perform any obligations hereunder (or any failure to observe the terms of this Warrant by any stockholder of the Company) may be inadequate and that each shall be entitled to seek specific performance, injunctive relief or other equitable remedies in the event of any such failure. 14.4 Governing Law. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW. 14.5 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN

13 INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 14.6 Dispute Resolution. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via electronic mail within two Business Days of receipt of the Exercise Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days, submit via electronic mail the disputed determination of the Exercise Price or the arithmetic calculation of the Warrant Shares to an independent, reputable investment bank and/or accounting firm selected by the Company and approved by the Holder. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than 10 Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. 14.7 Restricted Securities. The Holder understands that unless a registration statement covering the issuance of the Warrant Shares is available at the time of the issuance of Warrant Shares, the Warrant Shares will not be registered under the Securities Act and will be “restricted securities” under applicable U.S. federal and state securities laws. As a result, the Warrant Shares will bear a restricted securities legend in customary form, unless the Company determines in good faith that such legend is not necessary, and the Holder must hold the Warrant Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. 14.8 Construction. The section headings used herein are for convenience of reference only and shall not be construed in any way to affect the interpretation of any provisions of this Warrant. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. Terms defined in the singular have the corresponding meanings in the plural, and vice versa. Unless the context of this Warrant clearly requires otherwise, words importing the masculine gender include the feminine and neutral genders and vice versa. The terms “include,” “includes” or “including” mean “including without limitation.” The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Warrant, refer to this Warrant as a whole and not to any particular section or article in which such words appear. Except to the extent expressly provided herein, the Holder’s exercise of any rights under this Warrant, including with respect to the granting or withholding of any consent required hereunder, may be done at the sole discretion of the Holder. 14.9 Counterparts. This Warrant may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to be one and the same instrument. 14.10 Saturdays, Sundays, Holidays, etc.. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday

14 or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday. [Signature Pages Follow]

[Signature Page to First Tranche Warrant] IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed as of the date hereof. COMPANY: BETTER CHOICE COMPANY INC. By: ____________________________________ Name: Kent Cunningham Title: Chief Executive Officer DocuSign Envelope ID: 64AFB9F8-1CFE-4ACC-8AB6-4792BECB93D3

Signature Page to Warrant PURCHASER: ALPHIA INC. By: __________________________________ Name: Title: David McLain Chief Executive Officer

Exhibit A to Warrant Error! Unknown document property name. Error! Unknown document property name. Exhibit A EXERCISE NOTICE TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT TO PURCHASE COMMON STOCK BETTER CHOICE COMPANY INC. The undersigned holder hereby exercises the right to purchase shares of Common Stock (“Warrant Shares”) of Better Choice Company Inc., a company incorporated under the laws of Delaware (the “Company”), evidenced by the attached Warrant to purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.  The Holder hereby irrevocably elects to exercise the right, represented by the Warrant, to receive _____ Warrant Shares and herewith tenders payment for such Warrant Shares to the order of the Company, in the amount of _____ U.S. dollars per share of Common Stock in accordance with the terms of the Warrant, by certified or official bank check made payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company; OR  The Holder hereby irrevocably elects to exercise the right, represented by the Warrant, to receive _____ Warrant Shares and hereby elects to use the “cashless exercise” option to purchase the Warrant Shares. The Company shall deliver to the holder the Warrant Shares in accordance with the terms of the Warrant. Date: _______________ __, ______ Name of Holder By: Name: Title: